UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 6, 2011

Hyundai Auto Receivables Trust 2011-C
(Issuing Entity)

Hyundai ABS Funding Corporation
(Depositor)

Hyundai Capital America
(Sponsor)

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-168518 333-168518-03	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(Registrant’s IRS Employer Identification No.)

3161 MICHELSON DRIVE, SUITE 1900 IRVINE, CALIFORNIA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 732-2697

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 28, 2011, Hyundai ABS Funding Corporation (“HAFC”), Hyundai Capital America (“HCA”) and Citigroup Global Markets Inc., on behalf of itself and as the representative of the several underwriters (the “Underwriters”) entered into the Underwriting Agreement, dated as of September 28, 2011, pursuant to which certain notes in the following classes:  Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”) with an aggregate principal balance of $1,004,260,000, were sold to the Underwriters.  The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-168518).

The Registrant is also filing the following documents, each of which is dated as of October 5, 2011 (the “Closing Date”):

1. Receivables Purchase Agreement, between HAFC and HCA, pursuant to which HCA will transfer to HAFC certain retail installment sales contracts relating to certain new and used automobiles, light-duty trucks and minivans (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and among HAFC, U.S. Bank Trust National Association (the “Owner Trustee”) and HCA which will amend and restate the Trust Agreement, dated as of May 23, 2011, pursuant to which HART 2011-C, a Delaware statutory trust (the “Trust”), was created.

3. Sale and Servicing Agreement, by and among the Trust, HAFC, as depositor, HCA, as seller and servicer and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Trust.

4. Indenture, by and between the Trust and the Indenture Trustee, pursuant to which the Notes will be issued.

5. Owner Trust Administration Agreement, by and among the Trust, HCA, as administrator and the Indenture Trustee, relating to the provision by HCA of certain services relating to the Notes.

Attached as Exhibit 1.1 is the Underwriting Agreement, as Exhibit 4.1 is the Amended and Restated Trust Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 10.1 is the Receivables Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, and as Exhibit 10.3 is the Owner Trust Administration Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 28, 2011, among HAFC, HCA and Citigroup Global Markets Inc., on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Amended and Restated Trust Agreement, to be dated as of the Closing Date, by and between HAFC, as depositor, the Owner Trustee and HCA, as administrator.

Exhibit 4.2	Indenture, to be dated as of the Closing Date, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	Receivables Purchase Agreement, to be dated as of the Closing Date, by and between HCA, as seller and HAFC, as depositor.

Exhibit 10.2	Sale and Servicing Agreement, to be dated as of the Closing Date, by and among the Trust, as issuer, HAFC, as depositor, HCA, as seller and servicer and the Indenture Trustee.

Exhibit 10.3	Owner Trust Administration Agreement, to be dated as of the Closing Date, by and among the Trust, as issuer, HCA, as administrator and the Indenture Trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION

By:	/s/ Min Sok Randy Park
Name:	Min Sok Randy Park
Title:	Vice President and Secretary

Date: October 6, 2011

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 28, 2011, among HAFC, HCA and Citigroup Global Markets Inc., on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Amended and Restated Trust Agreement, to be dated as of the Closing Date, by and between HAFC, as depositor, the Owner Trustee and HCA, as administrator.

Exhibit 4.2	Indenture, to be dated as of the Closing Date, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	Receivables Purchase Agreement, to be dated as of the Closing Date, by and between HCA, as seller and HAFC, as depositor.

Exhibit 10.2	Sale and Servicing Agreement, to be dated as of the Closing Date, by and among the Trust, as issuer, HAFC, as depositor, HCA, as seller and servicer and the Indenture Trustee.

Exhibit 10.3	Owner Trust Administration Agreement, to be dated as of the Closing Date, by and among the Trust, as issuer, HCA, as administrator and the Indenture Trustee.